Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939

OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

National Banking Association	04-3401714
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification Number)

150 Royall Street, Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

CENTRAL GARDEN & PET COMPANY1

(Exact name of obligor as specified in its charter)

Delaware	68-0275553
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1340 Treat Boulevard, Suite 600 Walnut Creek, CA	94597
(Address of principal executive offices)	(Zip Code)

DEBT SECURITIES

(Title of the indenture securities)

[1]	See Table 1 for additional registrants (guarantors)

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

NAME*	STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION	I.R.S. EMPLOYER IDENTIFICATION NUMBER

A.E. McKenzie Co. ULC	British Columbia	00-0000000
All-Glass Aquarium Co., Inc.	Wisconsin	39-1144104
Aquatica Tropicals, Inc.	Delaware	47-1931804
Arden Companies, LLC	Michigan	38-1753502
B2E Biotech, LLC	Delaware	20-2228567
B2E Corporation	New York	11-3243032
B2E Manufacturing, LLC	Delaware	27-1019314
B2E Microbials, LLC	Delaware	20-4794120
Blue Springs Hatchery, Inc.	Delaware	20-2712744
C & S Products Co., Inc.	Iowa	42-1029806
D&D Commodities Limited	Minnesota	41-1598407
Farnam Companies, Inc.	Arizona	86-0101524
Ferry-Morse Seed Company	Delaware	38-3874969
Flora Parent, Inc.	Delaware	37-1770794
Florida Tropical Distributors International, Inc.	Delaware	13-4226191
Four Paws Products, Ltd.	New York	11-2210716
Gro Tec, Inc.	Georgia	58-1734869
Gulfstream Home & Garden, Inc.	Florida	58-2255720
Hydro-Organics Wholesale	California	68-0446334
IMS Southern, LLC	Utah	47-5327235
IMS Trading, LLC	Utah	47-4194049
K&H Manufacturing, LLC	Delaware	20-8789809
Kaytee Products Incorporated	Wisconsin	39-0399490
Livingston Seed Company	Delaware	47-1225999
Marteal, Ltd.	California	91-1766017
Matson, LLC	Washington	20-0083295
Midwest Tropicals LLC	Utah	37-1870445
New England Pottery, LLC	Delaware	57-1198837
Nexgen Plant Science Center, LLC	Oregon	20-5355094
P & M Solutions, LLC	Georgia	20-0611686
Pennington Seed, Inc.	Delaware	58-2394553
Pets International, Ltd.	Illinois	36-3390302
Plantation Products, LLC	Delaware	27-4098591
Quality Pets, LLC	Utah	61-1852453
Seed Holdings, Inc.	Delaware	27-4190406
Segrest, Inc.	Delaware	13-4226185
Segrest Farms, Inc.	Delaware	56-2306146
Sun Pet, Ltd.	Delaware	20-3967065
Sustainable Agrico, LLC	Delaware	27-4190406
T.F.H. Publications, Inc.	Delaware	22-1918893
Wellmark International	California	94-3273583

*

The address and telephone number of each additional registrant guarantor’s principal executive office is 1340 Treat Boulevard, Suite 600, Walnut Creek, CA 94597 telephone (925) 948-4000. The agent for service of process is Joyce McCarthy, Central Garden & Pet Company, 1340 Treat Boulevard, Suite 600, Walnut Creek, CA 94597 telephone (925) 948-4000.

Item 1.	General Information. Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

340 Madison Avenue, 4th Floor

New York, NY 10017-2613

(b) Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with the obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

None.

Item 16.	List of exhibits. List below all exhibits filed as a part of this statement of eligibility.

1. A copy of the articles of association of the trustee. (See Exhibit 1 to Form T-1 filed with Registration Statement No. 333-200089).

2. A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1 filed with Registration Statement No. 333-200089).

3. A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Computershare Trust Company, National Association (See Exhibit 3 to Form T-1 filed with Registration Statement No. 333-261843).

4. A copy of the existing bylaws of the trustee, as now in effect. (See Exhibit 4 to Form T-1 filed with Registration Statement No. 333-200089).

6. The consent of the Trustee required by Section 321(b) of the Act. (See Exhibit 6 to Form T-1 filed with Registration Statement No. 333-261843).

7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, Computershare Trust Company, National Association, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis, and State of Minnesota, on the 14 day of December, 2022.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ Casey Boyle
Name: Casey Boyle Title: Assistant Vice President

EXHIBIT 6

CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321 (b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of debt securities, Computershare Trust Company, National Association hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION

	By:	/s/ Casey Boyle
Name: Casey Boyle Title: Assistant Vice President
Dated: December 14, 2022